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                                                                   EXHIBIT 10.3

                           WABASH NATIONAL CORPORATION
                            2004 STOCK INCENTIVE PLAN

                      CEO AND PRESIDENT RESTRICTED STOCK AGREEMENT


         Wabash National Corporation, a Delaware corporation (the "Company"), hereby grants shares of its common stock, $.01 par value, (the "Stock") to the Grantee named below, subject to the vesting conditions set forth in the attachment. Additional terms and conditions of the grant are set forth in this cover sheet, in the attachment and in the Company's 2004 Stock Incentive Plan (the "Plan").

Grant Date:_____________________________________________________________________

Name of Grantee:________________________________________________________________

Grantee's Social Security Number:  _______-____-_______ (please fill in)

Number of Shares of Stock Covered by Grant:_____________________________________

Purchase Price per Share of Stock:  $______________________________

         BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED. YOU ACKNOWLEDGE THAT YOU HAVE CAREFULLY REVIEWED THE PLAN, AND AGREE THAT THE PLAN WILL CONTROL IN THE EVENT ANY PROVISION OF THIS AGREEMENT SHOULD APPEAR TO BE INCONSISTENT.


Grantee:________________________________________________________________________
                                   (Signature)

Company:________________________________________________________________________
                                   (Signature)

        Printed:________________________________________________________________

        Title:__________________________________________________________________


Attachment

         This is not a stock certificate or a negotiable instrument.



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                           WABASH NATIONAL CORPORATION
                            2004 STOCK INCENTIVE PLAN

                      EXECUTIVE RESTRICTED STOCK AGREEMENT


RESTRICTED STOCK/          This grant is an award of Stock in the number of
NONTRANSFERABILITY         shares set forth on the cover sheet, at the purchase
                           price set forth on the cover sheet, and subject to the vesting conditions described below ("Restricted
                           Stock"). The purchase price for the Restricted Stock is deemed paid by your services to the Company. To the extent not yet vested, your Restricted Stock may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Restricted Stock be made subject to execution, attachment or similar process.

ISSUANCE AND VESTING       The Company will issue your Restricted Stock in your
                           name as of the Grant Date.

                                    Your rights to the shares of Stock under
                           this grant vest as to:


                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

                           Notwithstanding the vesting schedule set forth in the preceding three subparagraphs, 100% of the shares shall become vested upon your termination by the Company with Cause or for good reason, as defined in Section ___ of your Employment Agreement, within 180 days following a change in control pursuant to Section ___ of your employment agreement with the Company dated __________(the "Employment Agreement"). No additional shares of Stock will vest after your Service has terminated for any reason.

                           The resulting aggregate number of vested shares will be rounded to the nearest whole number, and you cannot vest in more than the number of shares covered by this grant.

FORFEITURE OF UNVESTED     Except as expressly provided herein, in the event
STOCK                      that your Service terminates for any reason, you will
                           forfeit to the Company all of the shares of Stock subject to this grant that have not yet vested.

ESCROW The certificates for the Restricted Stock shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate


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                           in the form attached hereto as Exhibit A. The
                           deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of shares of Stock delivered in escrow to the Secretary of the Company.

                           All regular cash dividends on the Stock (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding common stock as a class effected without receipt of consideration or in the event of a stock split, a stock dividend or a similar change in the Company Stock, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Stock shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent the Stock is at the time subject to the escrow requirements hereof.

                           As your interest in the shares vests, as described above, the certificates for such vested shares shall be released from escrow and delivered to you, at your request, within 30 days of their vesting.

WITHHOLDING TAXES          You agree, as a condition of this grant, that you
                           will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the vesting of Stock acquired under this grant. In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the vesting of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any Affiliate.

SECTION 83(b) ELECTION     Under Section 83 of the Internal Revenue Code of
                           1986, as amended (the "Code"), the difference between the purchase price paid for the shares of Stock and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, "forfeiture restrictions" include the forfeiture of unvested Stock that is described above.
                           You may elect to be taxed at the time the shares are acquired, rather than when such shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date. You will have to make a tax payment to the extent the purchase price is less than the fair market value of the shares on the Grant
                           Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the shares on the Grant Date.
                           The form for making this election is attached as Exhibit B hereto. Failure to make this filing within


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                           the thirty (30) day period will result in the
                           recognition of ordinary income by you (in the event the fair market value of the shares as of the vesting date exceeds the purchase price) as the forfeiture restrictions lapse.

                           YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY 83(B) ELECTION.

RETENTION RIGHTS           This Agreement does not give you the right to be
                           retained by the Company (or any Parent, Subsidiaries or Affiliates) in any capacity. The Company (and any Parent, Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS         You have the right to vote the Restricted Stock and
                           to receive any dividends declared or paid on such stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. The Company may in its sole discretion require any dividends paid on the Restricted Stock to be reinvested in shares of Stock, which the Company may in its sole discretion deem to be a part of the shares of Restricted Stock and subject to the same conditions and restrictions applicable thereto.
                           Except as described in the Plan, no adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

FORFEITURE OF RIGHTS       If you should take actions in competition with the
                           Company, the Company shall have the right to cause a forfeiture of your unvested Restricted Stock, and with respect to those shares of Restricted Stock vesting during the period commencing twelve (12) months prior to your termination of Service with the Company due to taking actions in competition with the Company, the right to cause a forfeiture of those vested shares of Stock (but the Company will pay you the purchase price without interest).

                           Unless otherwise specified in an employment or other agreement between the Company and you, you take actions in competition with the Company if you directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or are a proprietor, director, officer, stockholder, member, partner or an employee or agent of, or a consultant to any business, firm, corporation, partnership or other entity which competes with any business in which the Company or any of its Affiliates is engaged




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                           during your employment or other relationship with the
                           Company or its Affiliates or at the time of your termination of Service.

ADJUSTMENTS                In the event of a stock split, a stock dividend or a
                           similar change in the Company stock, the number of shares covered by this grant may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Restricted Stock shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legends:

                                    "THE SHARES REPRESENTED BY THIS CERTIFICATE
                                    ARE SUBJECT TO CERTAIN RESTRICTIONS ON
                                    TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES
                                    SET FORTH IN AN AGREEMENT BETWEEN THE
                                    COMPANY AND THE REGISTERED HOLDER, OR HIS OR
                                    HER PREDECESSOR IN INTEREST. A COPY OF SUCH
                                    AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE
                                    OF THE COMPANY AND WILL BE FURNISHED UPON
                                    WRITTEN REQUEST TO THE SECRETARY OF THE
                                    COMPANY BY THE HOLDER OF RECORD OF THE
                                    SHARES REPRESENTED BY THIS CERTIFICATE."

APPLICABLE LAW             This Agreement will be interpreted and enforced under
                           the laws of the State of Indiana, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

THE PLAN The text of the Plan is incorporated in this Agreement by reference. CERTAIN CAPITALIZED TERMS USED IN THIS AGREEMENT AND NOT OTHERWISE DEFINED HEREIN ARE DEFINED IN THE PLAN, AND HAVE THE MEANING SET FORTH IN THE PLAN.

                           This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of Restricted Stock. Any prior agreements, commitments or negotiations concerning this grant are superseded.

DATA PRIVACY               In order to administer the Plan, the Company may
                           process personal data about you. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan.

                           By accepting this grant, you give explicit consent to the Company to



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                           process any such personal data. You also give
                           explicit consent to the Company to transfer any such personal data outside the country in which you work or are employed, including, with respect to non-US. resident Grantees, to the United States, to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

CONSENT TO ELECTRONIC      The Company may choose to deliver certain statutory
DELIVERY                   materials relating to the Plan in electronic form. By
                           accepting this grant you agree that the Company may deliver the Plan prospectus and the Company's annual report to you in an electronic format. If at any time you would prefer to receive paper copies of these documents, as you are entitled to, the Company would be pleased to provide copies. Please contact the Human Resources Department to request paper copies of these documents.

         BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.





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                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED, _____________ sells, assigns and transfers to Wabash National Corporation, a Delaware corporation (the "Company"), ____________ (__________) shares of common stock of the Company represented by Certificate No. ___ and does hereby irrevocable constitute and appoint ______________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

     Dated:____________, 200__

                                            ____________________________________
                                                         Print Name

                                            ____________________________________
                                                         Signature



                         Spouse Consent (if applicable)

     ___________________ (Purchaser's spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares of common stock of the Company.


                                            ____________________________________
                                                         Signature



INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO CAUSE THE FORFEITURE OF YOUR UNVESTED SHARES AS SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.


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                                   EXHIBIT B


                         ELECTION UNDER SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE


         The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

         1. The name, address and social security number of the undersigned:

                  Name:_________________________________________________________

                  Address:______________________________________________________

                  Social Security No.:__________________________________________

         2. Description of property with respect to which the election is being made:

                  _________ shares of common stock, par value $.10 per share, Wabash National Corporation, a Delaware corporation, (the "Company").

         3. The date on which the property was transferred is ____________ __, 200__.

         4. The taxable year to which this election relates is calendar year 200__.

         5.       Nature of restrictions to which the property is subject:

                  The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

         6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, for a total of $__________.

         7.       The amount paid by taxpayer for the property was $__________.

         8.       A copy of this statement has been furnished to the Company.

Dated:  _____________, 200__



                                            ____________________________________
                                                     Taxpayer's Signature

                                            ____________________________________
                                                     Taxpayer's Printed Name

                         PROCEDURES FOR MAKING ELECTION
                   UNDER INTERNAL REVENUE CODE SECTION 83(b)



         The following procedures MUST be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:(1)

         1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Restricted Stock.

         2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

         3. YOU MUST FILE ANOTHER COPY OF THE ELECTION FORM WITH YOUR FEDERAL INCOME TAX RETURN (GENERALLY, FORM 1040) FOR THE TAXABLE YEAR IN WHICH THE STOCK IS TRANSFERRED TO YOU.


--------------

(1) Whether or not to make the election is your decision and may create tax consequences for you. You are advised to consult your tax advisor if you are unsure whether or not to make the election.